UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2026

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 10, 2026, Praxis Precision Medicines, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The Company held its Annual Meeting to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026. The final voting results are set forth below.
Proposal 1 – Election of Class III Directors
The Company’s stockholders elected Gregory Norden, Marcio Souza and William Young to serve as Class III members of the Board of Directors of the Company until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, with the votes cast as follows:

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Gregory Norden	24,597,327	310,937	1,815,967
Marcio Souza	24,771,396	136,868	1,815,967
William Young	21,293,535	3,614,729	1,815,967
Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
26,667,376	39,285	17,570	0
Proposal 3 – Advisory Vote on Executive Compensation
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
24,054,017	824,318	29,929	1,815,967
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: June 12, 2026	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer